                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 5, 1995


                           HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                        0-9207                95-2841597
(State or other jurisdiction of       (Commission File          (IRS Employer
        incorporation)                     Number)           Identification No.)


        5605 N. MACARTHUR BLVD, SUITE 400                         75038
               IRVING, TEXAS 75038                              (ZIP Code)
     (Address of principal executive offices)


       Registrant's telephone number, including area code: (214) 753-6900

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 5, 1995, Harken Energy West Texas, Inc., a Delaware corporation ("HEWT") and a wholly owned subsidiary of Harken Energy Corporation, a Delaware corporation ("Harken"), acquired the interests of Yellowhouse Project Co., a Delaware corporation ("Yellowhouse"), in certain oil and gas properties (the "Properties") pursuant to an Agreement of Sale and Purchase (the "Sale and Purchase Agreement") dated October 5, 1995, by and between Yellowhouse and HEWT. The Properties consist of a producing oil and gas field in the Texas panhandle.

         Immediately prior to the execution of the Sale and Purchase Agreement, Yellowhouse entered into a Restructuring Agreement (P&P) dated October 5, 1995, by and among Yellowhouse, Parker & Parsley Petroleum Company, Internationale Nederlanden (U.S.) Capital Corporation ("INC"), New England Mutual Life Insurance Company ("New England") and EnCap 1989-I Limited Partnership ("ELP," and collectively with New England and INC, the "Lenders"), pursuant to which the Lenders agreed to forgive all outstanding indebtedness of Yellowhouse related to the Properties except for $750,000, which amount was evidenced by the issuance of promissory notes of Yellowhouse in favor of the Lenders (the "Notes"), agreed to reconvey to Yellowhouse certain interest in the Properties, and agreed to consent to the transfer of the Properties to HEWT. The willingness of the Lenders to enter into such agreement was conditioned upon Harken and HEWT entering into the Sale and Purchase Agreement and the Restructuring Agreement described below.

         Immediately after the execution of the Sale and Purchase Agreement, Harken and HEWT entered into a Restructuring and Sale Agreement (Harken) (the "Restructuring Agreement") dated as of October 5, 1995, by and among Harken, HEWT, INC, New England and ELP. Pursuant to the Restructuring Agreement, HEWT agreed to assume the Notes (HEWT contemporaneously issued new notes (the "New Notes") to INC, New England and ELP in replacement of the Notes). In addition, Harken issued to INC, New England and ELP (i) an aggregate of 3,000,000 shares of common stock, $.01 par value per share (the "Common Stock"), of Harken and
(ii) warrants (the "Warrants") to acquire an aggregate of 1,000,000 shares of Common Stock at an exercise price of $2.00, which Warrants are exercisable for a period of two years.

         Pursuant to a Registration Rights Agreement dated October 5, 1995 (the "Registration Rights Agreement"), Harken granted certain registration rights to INC, New England and ELP with respect to the 3,000,000 shares of Common Stock issued to them and the 1,000,000 shares of Common Stock issuable upon exercise of the Warrants.

         Each of the Sale and Purchase Agreement, the Restructuring Agreement, the New Notes, the Warrants and the Registration Rights Agreement, attached hereto as Exhibits 2.1, 99.1, 99.2, 99.3 and 99.4 respectively, is incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         It is impracticable to file the financial information required by Item 7(a) at this time because such information is not yet available. The registrant will file such information as soon as is practicable but not later than 60 days following October 11, 1995.

(b)      Pro forma financial information.

         It is impracticable to file the financial information required by Item 7(b) at this time because such information is not yet available. The registrant will file such information as soon as is practicable but not later than 60 days following October 11, 1995.

(c)      Exhibits.

         Exhibit
         Number          Description
         -------         -----------

          2.1 -- Agreement of Sale and Purchase dated October 5, 1995, by and between Yellowhouse Project Co. and Harken Energy West Texas, Inc.

         99.1 -- Restructuring and Sale Agreement (Harken) dated as of October 5, 1995, by and among Harken Energy Corporation, Harken Energy West Texas, Inc., Internationale Nederlanden (U.S.) Capital Corporation, New England Mutual Life Insurance Company and
                        EnCap 1989-I Limited Partnership.

         99.2 -- Promissory Note of Harken Energy West Texas, Inc. dated October 5, 1995, in the principal amount of $375,000 issued to Internationale Nederlanden (U.S.) Capital Corporation (together with a schedule identifying substantially identical documents and material details in which those documents differ from the foregoing document).

         99.3 -- Stock Purchase Warrant dated October 5, 1995, of Harken Energy Corporation issued to Internationale Nederlanden (U.S.) Capital Corporation (together with a schedule identifying substantially identical documents and material details in which those documents differ from the foregoing document).

         99.4 -- Registration Rights Agreement, dated as of October 5, 1995, by and among Harken Energy Corporation, Internationale Nederlanden (U.S.) Capital Corporation, New England Mutual Life Insurance Company and EnCap 1989-I Limited Partnership.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HARKEN ENERGY CORPORATION




Date: October 11, 1995                  By: /s/ Bruce N. Huff
                                            ----------------------------------
                                            Bruce N. Huff,
                                            Senior Vice President and
                                            Chief Financial Officer
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                              INDEX TO EXHIBITS



                                                                                           Sequentially
Exhibit No.                                    Exhibit                                     Numbered Page
                     ------------------------------------------------------------------    -------------
     2.1             Agreement of Sale and Purchase dated October 5, 1995, by
                     and between Yellowhouse Project Co. and Harken Energy West
                     Texas, Inc.

    99.1             Restructuring and Sale Agreement (Harken) dated as of
                     October 5, 1995, by and among Harken Energy Corporation,
                     Harken Energy West Texas, Inc., Internationale Nederlanden
                     (U.S.) Capital Corporation, New England Mutual Life
                     Insurance Company and EnCap 1989-I Limited Partnership.

    99.2             Promissory Note of Harken Energy West Texas, Inc. dated
                     October 5, 1995, in the principal amount of $375,000 issued to Internationale Nederlanden (U.S.) Capital Corporation
                     (together with a schedule identifying substantially identical documents and material details in which those documents differ from the foregoing document).

    99.3             Stock Purchase Warrant dated October 5, 1995, of Harken
                     Energy Corporation issued to Internationale Nederlanden
                     (U.S.) Capital Corporation (together with a schedule identifying substantially identical documents and material details in which those documents differ from the foregoing document).

    99.4 Registration Rights Agreement, dated as of October 5, 1995, by and among Harken Energy Corporation, Internationale
                     Nederlanden (U.S.) Capital Corporation, New England Mutual
                     Life Insurance Company and EnCap 1989-I Limited
                     Partnership.